                                                                   EXHIBIT 10.7


THIS WARRANTS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE WARRANTS UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 (K) OF SUCH ACT.

                               WARRANT AGREEMENT

     This WARRANT AGREEMENT ("Agreement") is made as of ___________,1999,
                              ---------
between HOB Entertainment, Inc., a Delaware corporation (the "Company"), and
                                                              -------
________________ (together with its permitted assigns, the "Holder").
                                                            ------

                                    RECITALS
                                    --------

     WHEREAS, the Company deems it advisable to issue in consideration for the benefits provided to the Company by Holder to issue to Holder warrants (the "Warrants") represented and evidenced by this Agreement entitling Holder to
 --------
purchase an aggregate of ___________ shares of Common Stock of the Company, $.0001 par value (such shares of Common Stock issuable upon exercise of the Warrants are referred to as the "Warrant Shares"), with each such Warrant being
                                 --------------
exercisable initially for one Warrant Share, subject to adjustment and on the terms provided for herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

     ARTICLE 1.  Issuance And Delivery Of Warrants.
                 ---------------------------------

     Section 1.01.  Issuance of Warrants.  To be effective as of the date
                    --------------------
first written above (the "Effective Date", the Company does hereby grant to
                          --------------
Holder or its assignees (who shall be persons to whom Warrants could be transferred under Section 5.01), Warrants to acquire up to _________ Warrant
                  ------------
Shares.

     ARTICLE 2.  Duration and Exercise of Warrants.
                 ---------------------------------

     Section 2.01.  Duration of Warrants.  Subject to Section 4.03 hereof,
                    --------------------              ------------
the Warrants represented hereby may be exercised at any time on or after the Effective Date and shall remain exercisable until the close of business on the tenth anniversary of the Effective Date (the "Termination Date"); provided,
                                              ----------------    --------
however, that if the Termination Date provided for herein shall fall on a
-------
Saturday, Sunday or legal holiday, then such Termination Date shall be deemed to be the first regular business day following such Saturday, Sunday or legal holiday.

     Section 2.02.  Terms of Exercise.  Each Warrant shall entitle the holder
                    -----------------
thereof to purchase one (1) Warrant Share upon payment of $.01 per share, each as adjusted as provided in Article 3. Such price, as in effect from time
                                ---------
to time as provided in Article 3, is referred to as the "Exercise Price." In
                       ---------                         --------------
no event may Holder exercise any Warrant represented hereby (before or after any adjustment or substitution pursuant to Article 3 hereof) for a fraction of
                                           ---------
a share.

     Section 2.03.  Exercise of Warrants
                    --------------------

     (a) All or any portion of such Warrants may be exercised by surrendering this Agreement, together with a subscription in the form attached hereto duly executed, accompanied by payment of the Exercise Price. Such Agreement and subscriptions may be surrendered at the corporate headquarters of the Company (as set forth in Section 9.02, or as such address may be changed from time to
                 ------------
time) or, if the Company so notifies the Holder hereafter, at the office of any transfer agent for the Common Stock appointed hereafter. The payment and subscription materials shall be accompanied by such other instruments or agreements duly signed by Holder as may be reasonably necessary or advisable in order that the issuance of such Warrant Shares comply with applicable rules and regulations under the Securities Act, any applicable state securities laws or any requirement of any national securities exchange on which Common Stock may be traded.

     (b) Payment shall be made either: (1) by cash, money order, certified or bank cashier's check drawn in United States currency and payable to the order of the Company; (2) by wire transfer; (3) by cashless exercise pursuant to Section
                                                                        -------
2.03(c), ("Cashless Exercise") or (4) any combination of the foregoing at the
-------    -----------------
option of the Holder.

     (c) In lieu of paying the Exercise Price in cash, the Holder may utilize a Cashless Exercise. A Holder is permitted to exercise Warrants pursuant to a Cashless Exercise by directing the Company to withhold from the Warrant Shares issuable upon such exercise a number of Warrant Shares having an aggregate Fair Market Value (as defined herein) equal to the aggregate Exercise Price for all Warrants exercised.

     (d)  Warrants shall be exercisable during the period provided in Section
                                                                      -------
2.01 at any time in whole or from time to time in part. As soon as practicable
----
after any of the Warrants have been so exercised, the Company shall issue and deliver or cause to be delivered to, or upon the order of, the Holder, in such name or names as may be directed by Holder, a certificate or certificates for the number of full Warrant Shares to which Holder is entitled, and if the Warrants represented by the surrendered Agreement shall not have been exercised in full, a new Warrant Agreement, for the remaining number of Warrants which shall not have been exercised (however, to the extent such a new Warrant Agreement is issued for such remaining number of Warrants on the same terms and conditions as set forth herein, such replacement Warrant Agreement may be unilaterally executed and delivered by the Company, without need for Holder's signature). In connection with such exercise, the Company shall use its best efforts to cause its transfer agent to deliver the shares, as provided herein, on a timely basis in order to permit settlement of a normal brokerage transaction within three business days of the exercise.

     Section 2.04.  Common Stock Issued upon Exercise of Warrants.
                    ---------------------------------------------

     (a) All Warrant Shares shall be duly authorized, validly issued, fully paid and nonassessable. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares. The Company shall not be required, however, to pay any tax imposed in connection with any transfer involved in the issue of the Warrant Shares in a name other than that of the Holder. In such case, the Company shall not be required to issue any certificate for Warrant Shares until the person or persons requesting the same shall have paid to the Company the amount of any such tax or shall have established to the Company's satisfaction that the tax has been paid or that no tax is due. The Company shall at all times reserve and keep available such number of shares of its authorized but unissued Common Stock as shall from time to time be sufficient to permit the exercise of all outstanding Warrants represented hereby. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient for such purpose, the Company shall take such action as may reasonably be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for such purpose. The Company will not take any actions or enter into any agreements which will frustrate or interfere with the timely exercise and performance under this Warrant.

     (b) Each stock certificate shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be reasonably necessary or advisable to satisfy the requirements of the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws.
                              --------------
Neither Holder nor its legal representative shall be or have any of the rights or privileges of a stockholder of the Company in respect to any of the Warrant Shares unless and until certificates representing such shares shall have been issued and delivered to Holder.

     ARTICLE 3.  Anti-Dilution Provisions.
                 ------------------------

     Section 3.01.  Adjustment of Exercise Price and Number of Warrant Shares.
                    ---------------------------------------------------------
The Exercise Price shall be subject to adjustment from time to time as provided in this Article 3.  Upon each adjustment of the Exercise Price, the
                 ---------
Holder shall be entitled to purchase pursuant hereto, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant to the aggregate number of unexercised Warrants represented by this Agreement immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     Section 3.02.  Adjustment in the Event of Certain Issuances.
                    --------------------------------------------

     (a)  Upon Issuance of Common Stock for Less Than Fair Market Value.  If the
          -------------------------------------------------------------
Company shall issue or sell, or be deemed to issue and sell in accordance with
Section 3.02(c) hereof, after the date hereof, shares of its Common Stock
---------------
without consideration or at a price per share less than the Fair Market Value (as determined in accordance with Section 3.02(c) hereof) of the Common Stock on
                                  ---------------
the date of such issuance or sale, then in each such case, the Exercise Price in effect immediately prior to such issuance or sale shall be lowered so as to be equal to an amount determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding (or deemed outstanding in accordance with Section 3.02(d)(i) hereof) immediately prior to
                               ------------------
such issuance or sale and the number of shares of Common Stock which the aggregate consideration received (or deemed received in accordance with Section
                                                                        -------
3.02(c) hereof) by the Company for such issuance or sale would purchase at such
-------
Fair Market Value per share of Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding (or deemed outstanding in accordance with Section 3.02(c) hereof) immediately after such issuance or sale.
                ---------------
Such adjustment shall be made successively whenever the Company issues shares of its Common Stock without consideration or at a price per share less than the Fair Market Value. If both this Section and Section 3.02(b) are applicable to
                                 ---------------------------
an issuance, then the Section which provides the adjustment to the Exercise Price most favorable to the Holder shall apply and be applicable to such issuance.

     (b)  Upon Issuance of Common Stock for Less Than Designated Value.
          ------------------------------------------------------------
Subject to the last sentence of Section 3.02(a), if the Company shall issue or sell, or be deemed to issue and sell in accordance with Section 3.02(c) hereof,
                                                        ---------------
after the hereof, shares of its Common Stock without consideration or at a price per share less than $1.62 per share, as equitably adjusted for any stock split, stock dividend, combination, reclassification or like event affecting the Common Stock after the date hereof (the "Designated Value") of the Common Stock on the date of such issuance
             ----------------
or sale, then in each such case, the Exercise Price in effect immediately prior to such issuance or sale shall be lowered so as to be equal to an amount determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding (or deemed outstanding in accordance with Section 3.02(c) hereof) immediately prior to such issuance or
                ---------------
sale and the number of shares of Common Stock which the aggregate consideration received (or deemed received in accordance with Section 3.02(c) hereof) by the
                                                ---------------
Company for such issuance or sale would purchase at such Designated Value per share of Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding (or deemed outstanding in accordance with
Section 3.02(c) hereof) immediately after such issuance or sale. Such adjustment
---------------
shall be made successively whenever the Company issues shares of its Common Stock without consideration or at a price per share less than the Designated Value.

     (c)  Upon Issuance of Warrants, Options and Rights to Purchase Common
          -----------------------------------------------------------------
Stock.
-----
          (i)  For the purpose of this Section 3.02, the issuance of any
                                       ------------
     warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into, exercisable for or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance of such Common Stock at such time if the Net Consideration Per Share (as hereinafter defined) which may be received by the Company for such Common Stock shall be less than the Fair Market Value or the Designated Value, as the case may be, of the Common Stock on the date of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Exercise Price shall be made under this Section 3.02 upon the
                                                    ------------
     issuance or deemed issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights with respect to any convertible securities if an adjustment shall previously have been made upon the issuance of such warrants, options or subscriptions or purchase rights or upon the issuance of such convertible securities (or upon the issuance of such warrants, options or any rights therefor), as the case may be, as above provided.

          (ii) Should the Net Consideration Per Share of any such warrants, options, subscriptions or purchase rights or convertible securities be decreased or increased from time to time then, upon the effectiveness of each such change, the Exercise Price shall be adjusted to such Exercise Price as would have resulted (1) had the adjustments made upon the issuance of such warrants, options, rights or convertible securities been made upon the basis of the actual Net Consideration Per Share of such securities, and
     (2) had the adjustments made to the Exercise Price since the date of issuance of such securities been made to the Exercise Price as adjusted pursuant to (1) above. Any adjustment of the Exercise Price with respect to this Section 3.02 which relates to warrants, options, subscriptions or
             ------------
     purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when all of such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Exercise Price effective immediately upon such cancellation or expiration shall be equal to the Exercise Price which would have been in effect at the time of such cancellation or expiration had the expired or canceled warrants, options, subscriptions or purchase rights not been issued.

     (d) Certain Definitions.  For purposes of this Section 3.02, the following
         -------------------                        ------------
terms shall have
the following meanings:

     (i)  The "Fair Market Value" of a share of Common Stock as of a
               -----------------
particular date shall mean:

          (x)  If the Company is subject to the reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
                                                           ------------
     pursuant to Section 12 or Section 15(d) of such Exchange Act, or if a registration under the Securities Act of 1933, as amended, covering an initial underwritten public offering of such capital stock of the Company has been declared effective by the U.S. Securities and Exchange Commission and consummated, then the "Fair Market Value" of the Common Stock shall be deemed to be the average of the reported last sale price (or reported closing bid price, if last sale data is not reported for such security) for the five consecutive business day period ending with the last business day immediately prior to the date such determination is made as reported by the principal national securities exchange or automated quotation system on which such security is then traded (as measured by average daily volume of trading in such security during such five business day period); and

          (y) In all other cases, the "Fair Market Value" of the Common
     Stock shall be determined in good faith by the Board of Directors of the Company upon review of the relevant factors; provided, however, that if the date of such determination falls within five business days prior to the effective date of a registration statement for an initial public offering of Common Stock, the Fair Market Value of a share of Common Stock included in such registration statement will be deemed to be the per share public offering price, less the aggregate underwriting discount, provided for in such registration statement; and provided further, however, that if, within 60 days after receipt of the first notice of the issuance of any security in one or a series of related transactions in which the aggregate consideration received (or deemed received in accordance with Section 3.02(c)) exceeds $1.0 million and the holders of 30% or more of the Warrants issued pursuant to the Stock Purchase Agreement, dated as of July __, 1999, notify the Company of their reasonable belief that the "Fair Market Value" of the Common Stock as so determined by the Board of Directors above is less than the actual fair market value of the Common Stock, then the "Fair Market Value" of the Common Stock shall be determined by a nationally recognized investment banking firm selected by the Company.

     (ii) The "Net Consideration Per Share" which may be received by the
               ---------------------------
Company shall mean the amount equal to the total amount of consideration, if any, received by the Company for the issuance of such, warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities (taking into consideration appropriate allocations of consideration if securities are issued in units or are otherwise issued with other securities or property), plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the maximum aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

     (e) Consideration Other than Cash.  For purposes of this Section 3.02, if a
         -----------------------------                        ------------
part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 3.02 consists
                                                           ------------
of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board of Directors of the Company.

     (f)  Events Not Requiring an Adjustment.  Notwithstanding the provisions
          ----------------------------------
of this Section 3.02, no adjustment of the Exercise Price or the number of
        ------------
Warrant Shares shall be required with respect to any issuances to which

Section 3.03 or Section 3.04 are applicable and with respect to the items
------------    ------------
specified in Article Four, Section 5(a)(iv)(A)(4) of the Second Amended and Restated Certificate of Incorporation the Company as in effect on the date hereof.

     Section 3.03.  Stock Dividends.  If the Company shall declare a dividend
                    ---------------
or any other distribution upon any capital stock which is payable in shares of Subject to Section 4.03 hereof, the Common Stock, the Exercise Price and Designated Value shall be reduced to the quotient obtained by dividing (i) the number of shares of Common Stock outstanding immediately prior to such declaration multiplied by the then effective Exercise Price or Designated Value, respectively, by (ii) the total number of shares of Common Stock outstanding immediately after such declaration.

     Section 3.04.  Stock Splits and Reverse Stock Splits.  If the Company shall
                    -------------------------------------
subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price and Designated Value shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of the Warrants represented hereby shall be proportionately increased. If the Company shall combine the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price and Designated Value shall be proportionately increased and the number of Warrant Shares issuable upon exercise of the Warrants represented hereby shall be proportionately decreased.

     Section 3.05.  Notice of Change in Shares Issuable, etc.  Whenever the
                    -----------------------------------------
securities issuable or deliverable upon exercise of the Warrants is changed pursuant to this Article 3, the Company shall mail a notice of such change to
                 ---------
Holder at the address registered with the Company. Failure to file such statement or to publish such notice, or any defect in such statement or notice, shall not affect the legality or validity of any such change. Such notice shall be accompanied by a certificate executed by the Company's chief financial officer, setting forth in reasonable detail the facts requiring the change and specifying the effective date of such change and the number or amount of, and describing the shares or other securities issuable or deliverable in exchange for, the Warrants as so changed.

     Section 3.06.  Limitations on Adjustment.  Except in the case of a reverse
                    -------------------------
stock split or similar recapitalizing transaction, the Exercise Price shall not be increased as a result of any adjustments set forth in this Article 3 above
                                                              ---------
the Exercise Price which would be in effect had no adjustment ever been made to the Exercise Price in accordance with the terms of this Warrant with respect to the Common Stock, options or convertible securities for which the adjustment in question is being made.

     Section 3.07.  Good Faith.  If any event occurs as to which in the
                    ----------
reasonable opinion of the Board of Directors of the Company, in good faith, the other provisions of this Article 3 are not strictly applicable but the lack of any adjustment in the Warrant Shares would not in the opinion of the Board of Directors of the Corporation fairly protect the exercise rights of the holders of the Warrants, in accordance with the basic intent and principles of such provisions, then the Board of Directors of the Corporation shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing, which shall give their opinion upon the adjustment, if any, to the Exercise Price and/or Warrant Shares, as the case may be, on a basis consistent with the basic intent and principles of this
Article 3, necessary to preserve, without dilution, the exercise rights of all the registered holders of the Warrants in accordance with this Agreement.

     To be included in initial Senior Preferred Stock Warrants Only:

     [Section 3.08.  Special Adjustment Related to Preemptive Rights Offering.
                     --------------------------------------------------------
The number of Warrant Shares shall be adjusted (the "Special Financing
                                                     -----------------
Adjustment") upon the completion by the Company of the Preemptive Rights
----------
Offering (the "Preemptive Offering") provided for in Section 8 of the Amended
               -------------------
and Restated Stockholders Agreement, dated as of _________, 1999, and related to the Stock Purchase Agreement, dated as of _________, 1999, pursuant to which the Class D-2 Preferred Stock, 12% Senior Redeemable Preferred Stock and Senior Convertible Preferred Stock of the Company were originally issued. The Special Financing Adjustment will be equal to the amount arrived at by multiplying the number of Warrant Shares then issuable pursuant to the exercise of this Warrant Agreement in full by the percentage dilution caused by the Preemptive Offering (the "Adjustment Factor"). The Adjustment Factor will be equal to a fraction
      -----------------
wherein the numerator is the number of common stock equivalents issued in the Preemptive Offering and the denominator is the number of common stock equivalents of the Company outstanding immediately prior to the closing of the Preemptive Offering. The Warrant Shares represented by the Special Financing Adjustment will be evidenced by an additional warrant agreement, substantially identical to this Warrant Agreement (except that this Section 3.08 shall not be included in such warrant agreement, and for purposes of the anti-dilution adjustment provisions, such warrant agreement shall be deemed to have been issued on the date of this Warrant Agreement). The adjustment made by this
Section 3.08 shall be made only once, and once made and documented by delivery of the related warrant agreement, this Section shall be extinguished.]

     ARTICLE 4.  Rights; Liquidation, Merger, etc.
                 ---------------------------------

     Section 4.01.  Subscription or Purchase Rights.  If at any time the
                    -------------------------------
Company grants, issues or Sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of Common Stock (the "Purchase Rights"), then the Holder of this
                              ---------------
Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of Warrant Shares issuable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     Section 4.02.  Notice to Holder.  If, at any time after the date hereof:
                    ----------------

     (a) the Company shall authorize the distribution to all holders of Common Stock of evidence of its indebtedness, assets (other than Common Stock (for which adjustment is provided in Section 3.03 hereof) or cash dividends or cash
                                ------------
distributions payable out of current earnings, retained earnings or earned surplus or dividends payable in Common Stock);

     (b) there shall be proposed any consolidation or merger to which the Company is to be a party and for which approval of the holders of Common Stock is required, or the conveyance or transfer of the properties and assets of the Company substantially as an entirety;

     (c) there shall be proposed any capital reorganization or reclassification (other than a subdivision or combination of shares, stock dividend, consolidation, merger, or conveyance or transfer of assets provided for elsewhere herein); or

     (d) there shall be proposed the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be given to Holder at the address registered with the Company, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such distributions are to be determined or (ii) the date on which any consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange the shares for securities or other property, if any, deliverable upon the consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up. Such notice shall be filed and mailed in the case of a notice pursuant to clause (i) above at least 10 calendar days before the record date specified and, in the case of a notice pursuant to clause (ii) above, at least 20 calendar days before the earlier of the dates specified. Any notice pursuant to clause (ii) above shall also state whether or not unexercised Warrants will become void as provided in the last sentence of Section 4.03.
                                                ------------

     Section 4.03.  Expiration Date of Warrants or Limitations of Rights.
                    ----------------------------------------------------

From the time notice is required to be given pursuant to Section 4.02,
                                                         ------------
the Holder shall be entitled to exercise the Warrants represented hereby, effective immediately prior to the transaction described in the notice, at the Exercise Price then in effect. For any transaction pursuant to Section 4.02(b)
                                                                ---------------
in which the Company is not the surviving or acquiring entity and Holder does not exercise all of the Warrants, the Company shall use reasonable efforts to negotiate to cause the surviving or acquiring entity to assume the obligation represented by such Warrants so as to insure that each Holder will thereafter have the right to acquire and receive in lieu of or addition to the shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such Warrants had such transaction not taken place. As to any transaction specified in

Section 4.02(b) above in which the Company shall not be the surviving or
---------------
acquiring party and in which the Company is unable to negotiate the assumption of the obligations represented by the Warrants by the acquiring or surviving entity (and the Company has used its reasonable efforts to negotiate such assumption), or in which the Company shall have disposed of substantially all of its assets, or any transaction specified in Section 4.02(b), the right to
                                            ---------------
exercise the Warrants shall expire at the close of business on the later of the dates specified in such notice as the date on which any consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon the consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up. Any Warrant not so exercised in such cases shall become void and all rights under this Warrant Agreement shall cease.

     ARTICLE 5.  Transfer of Ownership of Warrants.
                 ---------------------------------

     Section 5.01.  Negotiability and Ownership.  The Warrants represented
                    ---------------------------
hereby shall not be transferable by the Holder or his permitted assigns during their term except (a) to persons who demonstrate to the reasonable satisfaction of the Company that they are "accredited investors" within the meaning of Regulation D promulgated under the Securities Act and who deliver to the Company warranties and representations substantially to the same effect as those set forth in Section 6.02 hereof or
         ------------
otherwise reasonably appropriate to demonstrate compliance with the Securities Act, (b) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution, or (c) to any underwriter in connection with an underwritten public offering in which such Warrants will be exercised by such underwriters prior to or concurrently with the sale of the Warrant Shares to the public and, in any of the foregoing cases, only in compliance with the Securities Act. Any attempted transfer in contravention of this Section 5.01 shall be null and void. Any such transferee may be required to
     ------------
execute an investment letter containing representation and warranties as to his or her investment intent, financial sophistication and ability to bear the risk of any investment in the Warrants or the Warrant Shares, and containing substantially similar warranties and representations to those contained in
Section 6.02 hereof before any such transfer shall be given effect. Further, the
------------
Company may condition any such transfer on the execution by the transferee of a joinder agreement to the Company's Amended and Restated Registration Rights Agreement in the same form as was binding against the Holder who transferred such Warrants.

     ARTICLE 6.  Warranties and Representations.
                 ------------------------------

     Section 6.01.  Company's Representations, Warranties.  The Company
                    -------------------------------------
represents and warrants to the Registered Holder that:

     (a) The Company has full power and authority to enter into this Agreement, and to issue and deliver this Agreement and the Warrant Shares upon exercise of the Warrants, and to incur and perform fully the obligations provided herein, all of which have been duly authorized by all necessary corporate action, upon exercise in accordance with the terms hereof, the Warrant Shares issued upon such exercise will be validly issued, fully paid and non-assessable;

     (b) This Agreement has been duly executed and delivered and is the valid and binding obligation of the Company enforceable in accordance with its terms;

     (c) The Company has obtained all necessary consents prior to the execution and delivery of this Agreement and the performance by the Company of this Agreement in accordance with its terms and conditions will not: (i) require the approval or consent of any governmental or regulatory body whether federal, state, local or foreign or the approval or consent of any other person, or (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (with notice or lapse of time or both) a default under any certificate of incorporation, by-law, statute, regulation, order, judgment or decree of or applicable to the Company, or any instrument, contract or other agreement to which the Company is a party or by or to which the Company is bound or subject; and

     (d) There are no preemptive rights with respect to the issuance and sale of the Warrants or the Warrant Shares which have not been waived or previously satisfied.

     Section 6.02.  Investment Warranties and Representations.  In connection
                    -----------------------------------------
with the acquisition of the Warrants, and with the understanding that warranties and representations of similar effect hereto may be required to be made by any holder of the Warrants in connection with the exercise thereof, Holder hereby makes the following representations to the Company in order that the Company may rely on such representations in connection with the issuance and sale of the Warrants and/or the Warrant Shares:

          (a) Holder is at present financially able to bear the economic risks of an investment in the Warrants or the Warrant Shares of the Company and has no need for liquidity in this investment.

          (b) Holder has received no public solicitation or advertisement and has attended no public seminar or meeting regarding investment in the Company, nor is Holder aware of any such public solicitation, advertisement or meeting.

          (c) The Warrants have been, and, if the Warrants are exercised, the Warrant Shares will be, acquired for the account of Holder for investment and not with a view to resale or further distribution thereof in contravention of applicable law.

          (d) Holder has no contract, undertaking, arrangement or agreement with any person to sell or transfer or to have any person sell for Holder all or any of the Warrants or Warrant Shares and is aware of and agrees to the restrictions on transferability of the Warrants imposed by Section 5.01
                                                                    ------------
     hereof.

          (e) Prior to any exercise of the Warrants, Holder understands and agrees that it may be required to represent and provide such reasonably satisfactory evidence thereof as the Company may require that he is an "accredited investor" within the meaning of Regulation D promulgated by the Securities and Exchange Commission.

          (f) Holder is knowledgeable in and experienced with respect to investments in general and with respect to investments of a nature similar to an investment in the Company. By reason of such knowledge and experience, Holder is capable of evaluating the merits and risks of, and making an informed business decision with regard to, an investment in the Company.

          (g) Holder (i) received all the information that Holder deemed necessary to make an informed investment decision with respect to an investment in the Company, (ii) has had the unrestricted opportunity to make such investigation as Holder desired pertaining to the Company and an investment therein to verify the information previously furnished to Holder; and (iii) has had the opportunity to ask questions of the Company's representatives concerning the Company.

          (h) Holder hereby consents to the placement of a legend on any certificate evidencing the Warrants or Warrant Shares, which legend shall be in form substantially as set forth at the top of this Agreement.

          (i) Holder also consents to the placement of a "stop order" on the stock transfer books of the Company to enforce the restrictions set forth
     in the above-mentioned legend.    Holder further indemnifies and agrees to
     hold the Company harmless from and against all loss, liabilities, obligations and costs arising out of or related to the resale or distribution by Holder of all or any portion of the Warrants and Warrant Shares under such circumstances as to bring the issuance, sale or transfer of the Warrants and Warrant Shares within the provisions of Section 5 of the Securities Act unless a Registration Statement under the Securities Act is in effect as to the Warrants or Warrant Shares or unless an opinion of counsel satisfactory to the Company is delivered opining that an exemption from such registration requirements is available for any such sale or transfer.

          (j) Holder realizes that the Warrants and Warrant Shares have not been registered under the Securities Act by reason of a specific exemption under the provisions of the Securities Act which depends upon the investment intent of the undersigned. Therefore, the Warrants and Warrant Shares are "restricted securities" as that term is defined in Securities and Exchange Commission Rule 144 ("Rule 144"), and accordingly, must be held
                           --------
     indefinitely unless they are subsequently registered under the Securities Act, or an exemption from such registration is available.

          (k) Holder realizes that Rule 144, which provides an exemption from registration under the Securities Act, merely permits the sale of limited amounts of Warrants and Warrant Shares in accordance with the terms and conditions set forth in Rule 144. One such condition at present is that the Warrants and Warrant Shares not be sold until such time as they have been held for at least two (2) years from the date of purchase (one (1) year if the Company becomes subject to the Exchange Act). Holder further understands that the availability of Rule 144 is dependent upon adequate current public information, with respect to the Company, being available and that such information is not currently available and there is no guarantee that such information will be available at any further time. Holder further understands that, except as otherwise provided in the Registration Rights Agreement, the Company is under no obligation to make such information publicly available, to supply Holder with information necessary to sell the Warrants or Warrant Shares under Rule 144, to register the Warrants and Warrant Shares under the Securities Act, or to otherwise comply with any exemption under the Securities Act.

     ARTICLE 7.  No Impairment.  The Company will not, by any voluntary action,
                 -------------
avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Agreement and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Agreement against impairment.

     ARTICLE 8.  Reports.  Upon request, the Company shall deliver to the Holder
                 -------
copies of all reports or notices distributed or made generally available to all of the Company's stockholders, when and as such reports or notices are delivered to the stockholders.

     ARTICLE 9.  Miscellaneous Provisions.
                 ------------------------

     Section 9.01.  Applicable Law.  This Agreement shall be governed by and
                    --------------
construed in accordance with the laws of the State of Delaware.

     Section 9.02.  Notices.  Any notice pursuant to this Agreement to be
                    -------
given to the Company or Holder shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Holder or the Company until the Company designates a transfer agent as the appropriate recipient of certain types of notice to it contemplated hereby) as follows:

     If to the Company:

     HOB Entertainment, Inc.
     6255 Sunset Boulevard, 16th Floor
     Los Angeles, California 90028
     Attention: President
and to Holder at its address set out on the signature page hereto, or such other address as may be furnished in writing to the Company from time to time hereafter. All such notices, requests, demands and other communication shall, when mailed (registered or certified mail, return receipt requested, postage prepaid), personally delivered, or telegraphed, be effective four days after deposit in the mails, when personally delivered, or when delivered to the telegraph company, respectively, addressed as aforesaid, unless otherwise provided herein and, when telecopied, shall be effective upon actual receipt.

     Section 9.03.  Amendments.  The provisions of this Agreement may be amended
                    ----------
only by the written agreement of the Company and the Holder.

     Section 9.04.  Successor.  All the covenants and provisions of this
                    ---------
Agreement by or for the benefit of the Company or Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 9.05.  Theft, Loss, Destruction.  Upon receipt by the Company
                    ------------------------
of evidence reasonably satisfactory to it (an affidavit of the Registered Holder will be satisfactory) of the loss, theft, destruction or mutilation of this Agreement, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, the Company will make and deliver a new Agreement of like tenor, in lieu of this Agreement.

     Section 9.06.  Benefits of this Agreement.  Nothing in this Agreement shall
                    --------------------------
be construed to give to any person or Company other than the Company and the Holder any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company and such Holder.

     Section 9.07.  Headings.  The section headings herein are for convenience
                    --------
only and are not part of this Agreement and shall not affect the interpretation hereof.

                            (Signature Page Follows)

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, all as of the day and year first above written.

                                     HOB ENTERTAINMENT, INC.

                                     By:
                                        ----------------------------
                                     Name:
                                          --------------------------
                                     Title:
                                           -------------------------
                                     HOLDER:

                                     -------------------------------

                    (if applicable)  By:
                                        ----------------------------
                                     Name:
                                          --------------------------
                                     Title:
                                           -------------------------

                                     Address for Notice:
                                     -------------------

               (SUBSCRIPTION FORM TO BE EXECUTED UPON EXERCISE OF
                          SOME OR ALL OF THE WARRANTS)

     The undersigned, registered holder or assignee of such registered Holder of the within Agreement, hereby:

     (a) subscribes for ___ shares of Common Stock which the undersigned is entitled to purchase under the terms of the within Agreement, (b) makes the full cash payment therefor called for by the within Agreement or elects a Cashless Exercise as provided therein, and (c) directs that the Common Stock issuable upon exercise of said Warrants be issued as described hereunder.

     In addition, the undersigned acknowledges that he or she may be required to make the representations and warranties contained in Section 6.02 of the
                                                          ------------
     attached Agreement prior to HOB Entertainment, Inc.'s acceptance of this subscription.



                                                --------------------------
                                                (Name)


                                                --------------------------
                                                (Address)


                                                --------------------------
                                                SIGNATURE

Dated:
      ----------------------
 ................................................................................

     NOTICE: The signature on this subscription form must correspond with the name of the Holder as indicated in the attached Warrant Agreement, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank or trust company having an office or correspondent in New York, New York, or by a firm having membership on a registered national securities exchange.